Post balance sheet events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Post balance sheet events

48. Post balance sheet events
Acquisition of Aiolos Bio, Inc
On 9 January 2024, GSK announced it had entered into an agreement to acquire Aiolos Bio, Inc, (Aiolos) a clinical stage biopharmaceutical company focused on addressing the unmet treatment needs of patients with certain respiratory and inflammatory conditions, for an upfront payment of US$1 billion and up to US$400 million in certain success-based regulatory milestone payments. In addition, GSK will also be responsible for success-based milestone payments as well as tiered royalties owed to Jiangsu Hengrui Pharmaceuticals Co., Ltd. (Hengrui). The transaction was subject to customary conditions, including applicable regulatory agency clearances under the Hart- Scott-Rodino Act in the US, and subsequently closed on 14 February 2024. Given the timing of the closure of the transaction, GSK expects to disclose the provisional accounting for the acquisition in the Q1 2024 Results Announcement.
Disposal of shares in Haleon plc
On 17 January 2024, GSK completed the sale of 300 million shares in Haleon plc equivalent to 3.2% of Haleon plc’s issued share capital at a price of 326 pence per share, raising gross proceeds of £978 million. Following the sale, GSK holds approximately 385 million ordinary shares in Haleon plc, representing over 4.0% of the issued share capital of Haleon plc.